DELAWARE VIP® TRUST

Delaware VIP® International Value Equity Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 30, 2018

Effective the date of this supplement, the following replaces the information in the section entitled “Series summary – Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Sharon Hill, Ph.D.	Senior Vice President, Head of Equity Quantitative Research and Analytics — Macquarie Investment Management, Americas	March 2019
Jens Hansen	Managing Director, Chief Investment Officer – Global Equity Team	March 2019
Klaus Petersen	Portfolio Manager – Global Equity Team	March 2019
Claus Juul	Portfolio Manager – Global Equity Team	March 2019
Åsa Annerstedt	Portfolio Manager – Global Equity Team	March 2019

Effective the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Series – Portfolio managers”:

Portfolio managers

Sharon Hill, Jens Hansen, Klaus Petersen, Claus Juul, and Åsa Annerstedt have primary responsibility for making the day-to-day investment decisions for the Series. Dr. Hill, Ms. Annerstedt, and Messrs. Hansen, Petersen, and Juul have been members of the Series’ portfolio management team since March 2019.

Sharon Hill, Ph.D. Senior Vice President, Head of Equity Quantitative Research and Analytics — Macquarie Investment Management, Americas
Dr. Sharon Hill heads the firm’s equity quantitative research team in the Americas and is a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. Dr. Hill joined Macquarie Investment Management (MIM) in 2000 as a senior programmer/analyst within the IT department, and then moved to the equity group as a quantitative analyst in 2002 before assuming her current position in 2004. Before joining the firm, she worked as a professor of mathematics at Rowan University and as a software developer for Bloomberg, where she focused on fixed income applications. Dr. Hill holds a bachelor’s degree, with honors, in mathematics from the City University of New York at Brooklyn College, as well as a master’s degree and Ph.D. in mathematics from the University of Connecticut. Her academic publications include work on water waves, complex spring systems, and global investments. She is a member of the Society of Quantitative Analysts and she is on the program committee of the Journal of Investment Management.

Jens Hansen Managing Director, Chief Investment Officer — Global Equity Team
Jens Hansen heads the firm’s Global Equity team and is a portfolio manager for the team’s strategies. He joined Macquarie Investment Management (MIM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Klaus Petersen, CFA Portfolio Manager — Global Equity Team
Klaus Petersen is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark’s largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Claus Juul Portfolio Manager — Global Equity Team
Claus Juul is a portfolio manager for the firm’s Global Equity team. He joined Macquarie Investment Management (MIM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master’s degree in economics and business administration.

Åsa Annerstedt Portfolio Manager — Global Equity Team
Åsa Annerstedt is a portfolio manager for the firm’s Global Equity team. She joined Macquarie Investment Management (MIM) in June 2018. Annerstedt has been a portfolio manager since 2013. Prior to that, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master’s degree in finance and international trade from Lund University in Sweden.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Series shares.

The new portfolio managers intend to reposition the Series' investment portfolio in accordance with its current investment policies beginning after April 15, 2019.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated March 1, 2019.